Exhibit 10.6

MYOMO, INC.

Amended and Restated Unsecured Term Promissory Note

$112,785.84	Original Issuance: May 25, 2011

Effective as of September 1, 2015, this Amended and Restated Unsecured Term Promissory Note amends and restates that certain Unsecured Term Convertible Promissory Note, dated May 25, 2011 in the original stated principal amount of $75,000 (the “Original Note”) issued by Myomo, Inc. (“Maker”) to Steve Kelly (the “Original Note Holder”). Pursuant to that certain Loan Transfer Agreement, dated January 2, 2015, the Original Note Holder assigned all rights, title and interest in and to the Original Note to Sandcastle Limited Partnership (the “Lender”). As of the date of this Amended and Restated Unsecured Term Promissory Note, the outstanding balance due on the Note, including principal and accrued, but unpaid interest, is ONE HUNDRED TWELVE THOUSAND SEVEN HUNDRED EIGHTY FIVE AND 84/100 Dollars ($112,785.84).

FOR VALUE RECEIVED, the undersigned Maker, promises to pay to the order of the Lender (or its successors and assigns), the sum of ONE HUNDRED TWELVE THOUSAND SEVEN HUNDRED EIGHTY FIVE AND 84/100 Dollars ($112,785.84) plus interest as provided for herein in legal and lawful money of the United States of America, from the date hereof until maturity at the times and place and in the manner specified below.

1.                  Payments. The outstanding balance shall bear interest at a rate of ten percent (10%) per annum, compounded annually based on a 365 day year, until such time as there is no amount outstanding hereunder. Beginning on September 1, 2016, and continuing each calendar month thereafter through August 1, 2018, Maker shall, on or before the first day of such month, make equal monthly payments to the Lender in the amount of FIVE THOUSAND SEVEN HUNDRED TWENTY FOUR AND 94/100 ($5,724.94), each such payment to be allocated between principal, interest and charges as determined by the Lender. All outstanding amounts due under the Note, if any, shall be due and payable on August 1, 2018.

2.                  Payment Procedures. All unpaid principal and accrued interest under this Note shall be paid in lawful money of the United States of America (in freely transferable U.S. dollars and in immediately available funds), at such place or places identified by the Lender by wire transfer.

3.                  Default. It is expressly provided that upon default in the punctual payment of this Note or any part thereof, as the same shall become due and payable, then at the option of the Lender, if the defaulted amount is not paid within ten (10) business days of written notice of default to Maker, the entire loan amount shall be matured, and all unpaid principal and interest shall then become due and payable. In the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Maker agrees and promises to pay reasonable attorney’s fees incurred in the successful collection by Lender of amounts due hereunder.

Upon Maker’s insolvency or business failure, the appointment of a receiver of all or any part of Maker’s property, an assignment for the benefit of creditors of Maker, a calling of a meeting of creditors of Maker, the commencement of any proceeding under any bankruptcy, insolvency or debtor relief laws by or against Maker which is not dismissed within 90 days, the holder hereof may, at its option, declare the entirety of this Note immediately due and payable, and pursue any and all other remedies available to it at law or inequity, but failure to do so at any time shall not constitute a waiver of such holder’s right to do so at any other time. Failure to exercise this option shall not constitute a waiver of the right to exercise it in the event of any subsequent such events.

Note 1 - Page 1

4.                  Waiver of Notice. The Maker of this Note expressly waives all notices of any kind or character, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest, as to this Note and as to each, every and all installments hereof.

5.                  Maximum Rate. Nothing in this Note shall authorize the collection of interest in excess of the maximum interest rate allowed by law.

6.                  Notices. All notices required or permitted under this Promissory Note shall be in writing and shall be deemed to have been delivered upon actual delivery at the addresses provided below, or by confirmed facsimile at the facsimile number provided below. Either party may change its address or facsimile number upon five (5) days written notice to the other party.

If to Maker:	Myomo, Inc.
One Broadway, 14th Floor
Cambridge, MA 02124

If to the Lender: at the address provided below.

7.                  Prepayment. Maker, at its option, may at any time upon thirty (30) days prior written notice to Lender, prepay all or any portion of the amount due under the Note.

8.                  Costs of Collection. Maker agrees to pay all costs and expenses incurred by the holder hereof, including all reasonable attorneys’ fees, in connection with the collection of this Note and the indebtedness evidenced thereby, or the enforcement of the holder’s rights hereunder.

9.                  WAIVER OF TRIAL BY JURY. THE MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE LENDER BY ITS ACCEPTANCE OF THIS PROMISSORY NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY, IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS PROMISSORY NOTE.

10.              Governing Law. This Note and all loan documents were negotiated in the Commonwealth of Massachusetts, and the validity, enforceability, construction and interpretation of this Note shall be construed, applied, enforced and governed under and by the laws of the Commonwealth of Massachusetts.

11.              Amendment. Neither this Note nor any provision hereof may be altered, amended, modified, changed, waived, discharged or terminated, except by and instrument signed by the Maker and the Lender,

12.              Accredited investor Status. The undersigned Lender represents to the Maker that he, she or it is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated under the Securities Act of 1933, as amended, and that the Lender has such knowledge, sophistication and experience in financial and business matters that the undersigned is able to bear the economic risk of loss of its investment in the Maker, has been granted the opportunity to make a thorough investigation of the affairs of the Maker, and has availed itself of such opportunity either directly or through its authorized representatives.

Note 1 - Page 2

Executed on the date and year first above written.

MAKER:

MYOMO, INC.

By:	/s/ Paul R. Gudonis
Name:	Paul R. Gudonis
Title:	Chief Executive Officer

This Note is Accepted and Agreed by the Undersigned Lender:

SANDCASTLE LIMITED PARTNERSHIP

By:	/s/ Gregory A. Daoust
Name:	Gregory A. Daoust
Title:	Duly Authorized

Address:	355 Summer Street Manchester, MA 01944

Note 1 - Page 3

MYOMO, INC.

Amended and Restated Unsecured Term Promissory Note

$362,441.77	Original Issuance: October 18, 2010 First Amendment: May 9, 2011 Second Amendment: October 12, 2011

Effective as of September 1, 2015, this Amended and Restated Unsecured Term Promissory Note amends and restates that certain Unsecured Term Convertible Promissory Note, dated October 18, 2010 in the original stated principal amount of $250,000, as amended by an Amended and Restated Unsecured Term Convertible Promissory Note dated as of May 9, 2011, and a Second Amended and Restated Unsecured Term Promissory Note dated as of October 12, 2011 (as so amended, the “Original Note”) issued by Myomo, Inc. (“Maker”) to Steve Kelly (the “Original Note Holder”). Pursuant to that certain Loan Transfer Agreement, dated January 2, 2015, the Original Note Holder assigned all rights, title and interest in and to the Original Note to Sandcastle Limited Partnership (the “Lender”). As of the date of this Amended and Restated Unsecured Term Promissory Note, the outstanding balance due on the Note, including principal and accrued, but unpaid interest, is THREE HUNDRED SIXTY TWO THOUSAND FOUR HUNDRED FORTY-ONE AND 77/100 DOLLARS ($362,441.77).

FOR VALUE RECEIVED, the undersigned Maker, promises to pay to the order of the Lender (or its successors and assigns), the sum of THREE HUNDRED SIXTY TWO THOUSAND FOUR HUNDRED FORTY-ONE AND 77/100 DOLLARS ($362,441.77) plus interest as provided for herein in legal and lawful money of the United States of America, from the date hereof until maturity at the times and place and in the manner specified below.

1.                  Payments. The outstanding balance shall bear interest at a rate of ten percent (10%) per annum, compounded annually based on a 365 day year, until such time as there is no amount outstanding hereunder. Beginning on September 1, 2016, and continuing each calendar month thereafter through August 1, 2018, Maker shall, on or before the first day of such month, make equal monthly payments to the Lender in the amount of EIGHTEEN THOUSAND THREE HUNDRED NINETY SEVEN AND 33/100 ($18,397.33), each such payment to be allocated between principal, interest and charges as determined by the Lender. All outstanding amounts due under the Note, if any, shall be due and payable on August 1, 2018.

2.                  Payment Procedures. All unpaid principal and accrued interest under this Note shall be paid in lawful money of the United States of America (in freely transferable U.S. dollars and in immediately available funds), at such place or places identified by the Lender by wire transfer.

3.                  Default. It is expressly provided that upon default in the punctual payment of this Note or any part thereof, as the same shall become due and payable, then at the option of the Lender, if the defaulted amount is not paid within ten (10) business days of written notice of default to Maker, the entire loan amount shall be matured, and all unpaid principal and interest shall then become due and payable. In the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Maker agrees and promises to pay reasonable attorney’s fees incurred in the successful collection by Lender of amounts due hereunder.

Upon Maker’s insolvency or business failure, the appointment of a receiver of all or any part of Maker’s property, an assignment for the benefit of creditors of Maker, a calling of a meeting of creditors of Maker, the commencement of any proceeding under any bankruptcy, insolvency or debtor relief laws by or against Maker which is not dismissed within 90 days, the holder hereof may, at its option, declare the entirety of this Note immediately due and payable, and pursue any and all other remedies available to it at law or inequity, but failure to do so at any time shall not constitute a waiver of such holder’s right to do so at any other time. Failure to exercise this option shall not constitute a waiver of the right to exercise it in the event of any subsequent such events.

Note 2 - Page 1

4.                  Waiver of Notice. The Maker of this Note expressly waives all notices of any kind or character, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest, as to this Note and as to each, every and all installments hereof.

5.                  Maximum Rate. Nothing in this Note shall authorize the collection of interest in excess of the maximum interest rate allowed by law.

6.                  Notices. All notices required or permitted under this Promissory Note shall be in writing and shall be deemed to have been delivered upon actual delivery at the addresses provided below, or by confirmed facsimile at the facsimile number provided below. Either party may change its address or facsimile number upon five (5) days written notice to the other party.

If to Maker:	Myomo, Inc.
One Broadway, 14th Floor
Cambridge, MA 02124

If to the Lender: at the address provided below.

7.                  Prepayment. Maker, at its option, may at any time upon thirty (30) days prior written notice to Lender, prepay all or any portion of the amount due under the Note.

8.                  Costs of Collection. Maker agrees to pay all costs and expenses incurred by the holder hereof, including all reasonable attorneys’ fees, in connection with the collection of this Note and the indebtedness evidenced thereby, or the enforcement of the holder’s rights hereunder.

9.                  WAIVER OF TRIAL BY JURY. THE MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE LENDER BY ITS ACCEPTANCE OF THIS PROMISSORY NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY, IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS PROMISSORY NOTE.

10.              Governing Law. This Note and all loan documents were negotiated in the Commonwealth of Massachusetts, and the validity, enforceability, construction and interpretation of this Note shall be construed, applied, enforced and governed under and by the laws of the Commonwealth of Massachusetts.

11.              Amendment. Neither this Note nor any provision hereof may be altered, amended, modified, changed, waived, discharged or terminated, except by and instrument signed by the Maker and the Lender,

12.              Accredited investor Status. The undersigned Lender represents to the Maker that he, she or it is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated under the Securities Act of 1933, as amended, and that the Lender has such knowledge, sophistication and experience in financial and business matters that the undersigned is able to bear the economic risk of loss of its investment in the Maker, has been granted the opportunity to make a thorough investigation of the affairs of the Maker, and has availed itself of such opportunity either directly or through its authorized representatives.

Note 2 - Page 2

Executed on the date and year first above written.

MAKER:

MYOMO, INC.

By:	/s/ Paul R. Gudonis
Name:	Paul R. Gudonis
Title:	Chief Executive Officer

This Note is Accepted and Agreed by the Undersigned Lender:

SANDCASTLE LIMITED PARTNERSHIP

By:	/s/ Gregory A. Daoust
Name:	Gregory A. Daoust
Title:	Duly Authorized

Address:	355 Summer Street Manchester, MA 01944

Note 2 - Page 3

MYOMO, INC.

Amended and Restated Unsecured Term Promissory Note

$401,230.77	Original Issuance: January 25, 2011 First Amendment: May 9, 2011 Second Amendment: October 12, 2011

Effective as of September 1, 2015, this Amended and Restated Unsecured Term Promissory Note amends and restates that certain Unsecured Term Convertible Promissory Note, dated January 25, 2011 in the original stated principal amount of $250,000, as amended by an Amended and Restated Unsecured Term Convertible Promissory Note dated as of May 9, 2011, and a Second Amended and Restated Unsecured Term Promissory Note dated as of October 12, 2011 (as so amended, the “Original Note”) issued by Myomo, Inc. (“Maker”) to Steve Kelly (the “Original Note Holder”). Pursuant to that certain Loan Transfer Agreement, dated January 2, 2015, the Original Note Holder assigned all rights, title and interest in and to the Original Note to Sandcastle Limited Partnership (the “Lender”). As of the date of this Amended and Restated Unsecured Term Promissory Note, the outstanding balance due on the Note, including principal and accrued, but unpaid interest, is FOUR HUNDRED ONE THOUSAND TWO HUNDRED THIRTY AND 77/100 DOLLARS ($401,230.77).

FOR VALUE RECEIVED, the undersigned Maker, promises to pay to the order of the Lender (or its successors and assigns), the sum of FOUR HUNDRED ONE THOUSAND TWO HUNDRED THIRTY AND 77/100 DOLLARS ($401,230.77) plus interest as provided for herein in legal and lawful money of the United States of America, from the date hereof until maturity at the times and place and in the manner specified below.

1.                  Payments. The outstanding balance shall bear interest at a rate of ten percent (10%) per annum, compounded annually based on a 365 day year, until such time as there is no amount outstanding hereunder. Beginning on September 1, 2016, and continuing each calendar month thereafter through August 1, 2018, Maker shall, on or before the first day of such month, make equal monthly payments to the Lender in the amount of TWENTY THOUSAND THREE HUNDRED SIXTY SIX AND 24/100 DOLLARS ($20,366.24), each such payment to be allocated between principal, interest and charges as determined by the Lender. All outstanding amounts due under the Note, if any, shall be due and payable on August 1, 2018.

2.                  Payment Procedures. All unpaid principal and accrued interest under this Note shall be paid in lawful money of the United States of America (in freely transferable U.S. dollars and in immediately available funds), at such place or places identified by the Lender by wire transfer.

3.                  Default. It is expressly provided that upon default in the punctual payment of this Note or any part thereof, as the same shall become due and payable, then at the option of the Lender, if the defaulted amount is not paid within ten (10) business days of written notice of default to Maker, the entire loan amount shall be matured, and all unpaid principal and interest shall then become due and payable. In the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Maker agrees and promises to pay reasonable attorney’s fees incurred in the successful collection by Lender of amounts due hereunder.

Upon Maker’s insolvency or business failure, the appointment of a receiver of all or any part of Maker’s property, an assignment for the benefit of creditors of Maker, a calling of a meeting of creditors of Maker, the commencement of any proceeding under any bankruptcy, insolvency or debtor relief laws by or against Maker which is not dismissed within 90 days, the holder hereof may, at its option, declare the entirety of this Note immediately due and payable, and pursue any and all other remedies available to it at law or inequity, but failure to do so at any time shall not constitute a waiver of such holder’s right to do so at any other time. Failure to exercise this option shall not constitute a waiver of the right to exercise it in the event of any subsequent such events.

Note 3 - Page 1

4.                  Waiver of Notice. The Maker of this Note expressly waives all notices of any kind or character, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest, as to this Note and as to each, every and all installments hereof.

5.                  Maximum Rate. Nothing in this Note shall authorize the collection of interest in excess of the maximum interest rate allowed by law.

6.                  Notices. All notices required or permitted under this Promissory Note shall be in writing and shall be deemed to have been delivered upon actual delivery at the addresses provided below, or by confirmed facsimile at the facsimile number provided below. Either party may change its address or facsimile number upon five (5) days written notice to the other party.

If to Maker:	Myomo, Inc.
One Broadway, 14th Floor
Cambridge, MA 02124

If to the Lender: at the address provided below.

7.                  Prepayment. Maker, at its option, may at any time upon thirty (30) days prior written notice to Lender, prepay all or any portion of the amount due under the Note.

8.                  Costs of Collection. Maker agrees to pay all costs and expenses incurred by the holder hereof, including all reasonable attorneys’ fees, in connection with the collection of this Note and the indebtedness evidenced thereby, or the enforcement of the holder’s rights hereunder.

9.                  WAIVER OF TRIAL BY JURY. THE MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE LENDER BY ITS ACCEPTANCE OF THIS PROMISSORY NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY, IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS PROMISSORY NOTE.

10.              Governing Law. This Note and all loan documents were negotiated in the Commonwealth of Massachusetts, and the validity, enforceability, construction and interpretation of this Note shall be construed, applied, enforced and governed under and by the laws of the Commonwealth of Massachusetts.

11.              Amendment. Neither this Note nor any provision hereof may be altered, amended, modified, changed, waived, discharged or terminated, except by and instrument signed by the Maker and the Lender,

12.              Accredited investor Status. The undersigned Lender represents to the Maker that he, she or it is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated under the Securities Act of 1933, as amended, and that the Lender has such knowledge, sophistication and experience in financial and business matters that the undersigned is able to bear the economic risk of loss of its investment in the Maker, has been granted the opportunity to make a thorough investigation of the affairs of the Maker, and has availed itself of such opportunity either directly or through its authorized representatives.

Note 3 - Page 2

Executed on the date and year first above written.

MAKER:

MYOMO, INC.

By:	/s/ Paul R. Gudonis
Name:	Paul R. Gudonis
Title:	Chief Executive Officer

This Note is Accepted and Agreed by the Undersigned Lender:

SANDCASTLE LIMITED PARTNERSHIP

By:	/s/ Gregory A. Daoust
Name:	Gregory A. Daoust
Title:	Duly Authorized

Address:	355 Summer Street Manchester, MA 01944

Note 3 - Page 3